SAPIENS

C 10162

SAPIENS INTERNATIONAL CORPORATION N.V.

INCORPORATED UNDER THE LAWS OF THE NETHERLANDS ANTILLES

COMMON SHARES
PAR VALUE 0.01 EURO

CUSIP N7716A 15 1
SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF 0.01 EURO PER SHARE OF

SAPIENS INTERNATIONAL CORPORATION N.V., a corporation incorporated under the laws of the Netherlands Antilles (herein called "the Company"), transferable on the books of the Company in person, or by duly authorized attorney, on surrender of this Certificate properly endorsed.

This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the Netherlands Antilles and the Articles of Incorporation of the Company, as amended, copies of such Articles of Incorporation and all amendments thereto being on file at the office of the Company in Curaçao, Netherlands Antilles, and at the office of the Transfer Agent of the Company in the City of New York, to which reference is hereby made and to all provisions whereof the holder by acceptance of this Certificate assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar named hereon.

Witness the seal of the Company and the signatures of its duly qualified officers.

Dated:

SECRETARY

SAPIENS INTERNATIONAL CORPORATION N.V.
CORPORATE
SEAL
1990
NETHERLANDS ANTILLES

PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT–________ Custodian ________
		(Cust) (Minor)
TEN ENT	— as tenants by the entireties	under Uniform Gifts to Minors
JT TEN	— as joint tenants with right of survivorship and not as tenants in common	Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.